                                                                EXHIBIT 10.144

                                   Ecogen Inc.
                             1999 STOCK OPTION PLAN



1. Purpose.

         The purpose of this plan (the "Plan") is to secure for Ecogen Inc. (the "Company") and its stockholders the benefits arising from capital stock ownership by employees, advisors, consultants, and members of the Board of Directors of the Company and its parent and subsidiary corporations, if any, who are expected to contribute to the Company's future growth and success.

2. Types of Options and Administration.

         (a) Types of Options. Options granted pursuant to the Plan shall be authorized by action of the Board of Directors of the Company (or a Committee designated by the Board of Directors) and may be either incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-statutory options which are not intended to meet the requirements of Code Section 422.

         (b) Administration. The Plan will be administered by the Board of Directors of the Company, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The Board of Directors may in its sole discretion grant options to purchase shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), and authorize the Company to issue shares upon exercise of such options as provided in the Plan. The Board shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements, which need not be identical, to advance the lapse of any waiting or installment periods and exercise dates, and to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director shall be liable for any action or determination taken or made under or with respect to the Plan or to any option in good faith. The Board of Directors may, to the full extent permitted by law, delegate any or all of its powers under the Plan to a committee (the "Committee") of two or more directors each of whom is a Non-Employee Director (as hereinafter defined), and if the Committee is so appointed all references to the Board of Directors in the Plan shall mean and relate to such Committee. For the purposes of the Plan, a director or member of such Committee shall be deemed to be a "Non-Employee Director" only if such person qualifies as a "Non-Employee Director" within the meaning of paragraph (b)(3) of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (or any successor rule).

3.  Eligibility.

         Options shall be granted only to persons who are, at the time of grant, employees, advisors, consultants, or directors (provided, in the case of Incentive Stock Options, such directors are then also employees) of the Company or of any Parent Corporation or Subsidiary (as defined in Section 19 hereof). A person who has been granted an option may, if he or she is otherwise eligible, be granted an additional option or options if the Board of Directors shall so determine.

4.  Stock Subject to Plan.

         Subject to adjustment as provided in Sections 15 and 16 below, the maximum number of shares of Common Stock of the Company which may be issued and sold pursuant to options granted under the Plan is 1,500,000 shares. Such shares may be authorized and unissued shares or may be shares issued and thereafter acquired by the Company. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants under the Plan. Stock issuable upon exercise of an option granted under the Plan may be subject to transfer restrictions, repurchase rights or other restrictions as shall be determined by the Board of Directors.

5.  Option Agreements.

         As a condition to the grant of an option under the Plan, each recipient of an option shall execute an option agreement not inconsistent with the Plan in such form as the Board of Directors shall determine at the time such option is authorized to be granted. Such agreements need not be identical but shall comply with, and be subject to, the terms and conditions set forth herein.

6.  Purchase Price.

         (a) The purchase price per share of Common Stock deliverable upon the exercise of an option shall be not less than the fair market value of the Common Stock as determined by the Board of Directors on the date such option is authorized to be granted.

         (b) Payment of the exercise price of an option shall be in cash or, in the sole discretion of the Board of Directors, in capital stock of the Company, by the surrender of other options to purchase capital stock of the Company or by any other lawful means.

7. Option Term.

         Each option and all rights thereunder shall expire on such date as the Board of Directors shall determine on the date such option is authorized to be granted, but in no event after the expiration of ten years from the day on which the option is granted (or five years in the case of options described in paragraph (b) of Section 11), and shall be subject to earlier termination as provided in the Plan. Notwithstanding the foregoing, except as provided under or pursuant to the Code with respect to Incentive Stock Options, if at any time during the last six (6) months of the term of any option granted under the Plan, the holder thereof is precluded from selling shares of Common Stock underlying such option solely by reason of the application to such optionee of the Company's "Material Inside Information and Insider Trading Policy" (or similar successor policy), the term of such option shall be deemed automatically extended by a period equal to six (6) months beginning with the first day during which such optionee shall no longer be so precluded.

8.  Exercise of Options.

         Each option granted under the Plan shall be exercisable either in full or in installments at such time or times during such period as shall be set forth in the agreement evidencing such option; provided, however, that, subject to Section 7, (i) no option granted under the Plan shall have a term in excess of ten years from the date of grant (or five years in the case of options described in paragraph (b) of Section 11) and (ii) the periods of time following the optionee's cessation of employment with the Company or service as an advisor, consultant, or Outside Director of the Company, or the optionee's death or disability, during which an option may be exercised, as provided in paragraphs (a), (b) and (c) of Section 10, shall not be included for purposes of determining the number of shares of Common Stock with respect to which an option granted under the Plan may be exercised.

9. Transfer Restrictions.

         Except as otherwise approved by the Board of Directors, no option granted under the Plan shall be assignable or transferable by the person to whom it is granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution. Except as otherwise approved by the Board of Directors and subject to the preceding sentence, during the life of the recipient, the option shall be exercisable only by or on behalf of such person.

10.  Effect of Termination of Employment.

         Notwithstanding anything contained in this Plan to the contrary, no option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by one or more of the Company, a Parent Corporation or a Subsidiary, except that if and to the extent the option agreement or instrument so provides:

         (a) the option may be exercised within the period of three months after the date the optionee ceases to be employed by or to serve as an advisor, consultant, or Outside Director of the Company, a Parent Corporation or a Subsidiary (or within such lesser period as may be specified in the option agreement or instrument) for any reason other than death or disability;

         (b) if the optionee dies while in the employ of or serving as an advisor, consultant, or Outside Director of the Company, a Parent Corporation or a Subsidiary or within three months after the optionee ceases to be such an employee, advisor, consultant, or director, the option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such lesser period as may be specified in the option agreement or instrument); and

         (c) if the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code) while in the employ of or while serving as an advisor, consultant, or Outside Director of the Company, a Parent Corporation or a Subsidiary, the option may be exercised within the period of one year after the date the optionee ceases to be an employee, advisor, consultant, or director of any of the foregoing entities because of such disability (or within such lesser period as may be specified in the option agreement or instrument);

         provided, however, that in no event may any option be exercised after the expiration date of the option. For all purposes of the Plan and any option granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations).

11.  Incentive Stock Options.

         Options granted under the Plan which are intended to be Incentive Stock Options shall be specifically designated as Incentive Stock Options and shall be subject to the following additional terms and conditions:

         (a) Dollar Limitation. The aggregate fair market value (determined as of the respective date or dates of the grant) of the Common Stock with respect to which Incentive Stock Options granted to any employee under the Plan (and under any other incentive stock option plans of the Company, and any Parent Corporation and Subsidiary) are exercisable for the first time shall not exceed $100,000 in any one calendar year. In the event that
Section 422 of the Code is amended to alter the limitation set forth therein so that following such amendment such limitation shall differ from the limitation set forth in this paragraph (a), the limitation of this paragraph (a) shall be automatically adjusted accordingly.

         (b) 10% Stockholder. If any employee to whom an Incentive Stock Option is to be granted under the Plan is at the time of the grant of such option the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Parent Corporation or any Subsidiary, then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

                  (i) The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the fair market value of one share of Common Stock at the time of grant; and

                  (ii) The option exercise period shall not exceed five years from the date of grant.

Except as modified by the preceding provisions of this Section 11, all the provisions of the Plan shall be applicable to Incentive Stock Options granted hereunder.

12. Annual Automatic Grants of Options to Outside Directors.

         (a) Annual Automatic Grants of Options to Outside Directors. Each director of the Company who is not an employee of the Company or of any Parent Corporation or Subsidiary (each, an "Outside Director") shall be granted under the Plan (i) on the date of his or her first election to the Board of Directors of the Company, non-statutory options to purchase up to 9,000 shares of Common Stock and (ii) on the date of each annual meeting of the Company's stockholders (beginning with the Company's Annual Meeting of Stockholders in 1999) at which such Outside Director is re-elected to the Board of Directors, non-statutory options to purchase up to 2,000 shares of Common Stock.

         (b) Terms and Conditions of Options. Any option granted to an Outside Director pursuant to this Section 12 shall be exercisable over a two year period, one half on each of the first two anniversaries of the date of grant, in each case at a purchase price equal to the fair market value of such Common Stock, as defined in Section 6 above, on the date of grant. Each such option shall expire ten years after the date of grant and shall be subject to earlier termination as provided in the Plan. Notwithstanding the foregoing, if at any time during the last six (6) months of the term of any option granted pursuant to this Section 12, the holder thereof is precluded from selling shares of Common Stock underlying such option solely by reason of the application to such Outside Director of the Company's "Material Inside Information and Insider

Trading Policy" (or any similar successor policy), the term of such option shall be deemed automatically extended by a period equal to six (6) months beginning with the first day during which such Outside Director shall no longer be so precluded.

         (c) Plan Applicable. Except as set forth in this Section 12, all the provisions of the Plan shall be applicable to options granted to Outside Directors hereunder.

13.  General Restrictions.

         (a) Investment Representations. The Company may require any person to whom an option is granted, as a condition of exercising such option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

         (b) Compliance With Securities Laws. Each option shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such option may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

14.  Rights as a Stockholder.

         The holder of an option shall have no rights as a stockholder with respect to any shares covered by the option until the date of issue of a stock certificate to him or her for such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

15.  Recapitalization.

         In the event that the outstanding shares of Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, stock dividend, combination or subdivision, appropriate adjustment shall be made in the number and kind of shares available under the Plan and under any options granted under the Plan. Such adjustment to outstanding options shall be made without change in the total price applicable to the unexercised portion of such options, and a corresponding adjustment in the applicable option price per share shall be made. No such adjustment shall be made which would, within the meaning of any applicable provisions of the Code, constitute a modification, extension or renewal of any option or a grant of additional benefits to the holder of an option.

16.  Reorganization of the Company.

         In case (i) the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, (ii) all or substantially all of the assets or more than 50% of the outstanding voting stock of the Company is acquired by any other corporation or (iii) of a reorganization or liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, shall, as to outstanding options, either (x) make appropriate provision for the protection of any such outstanding options by the substitution on an equitable basis of appropriate stock of the Company, or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect of the shares of Common Stock of the Company, provided that no additional benefits shall be conferred upon optionees as a result of such substitution, and the excess of the aggregate fair market value of the shares subject to the options immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to the option immediately before such substitution over the purchase price thereof, or
(y) upon written notice to the optionees, provide that all unexercised options must be exercised within a specified number of days of the date of such notice or they will be terminated. In any such case, the Board of Directors may, in its discretion, accelerate the exercise dates of outstanding options.

17.  No Special Employment Rights.

         Nothing contained in the Plan or in any option granted under the Plan shall confer upon any option holder any right with respect to the continuation of his or her employment by the Company (or any Parent Corporation or Subsidiary) or interfere in any way with the right of the Company (or any Parent Corporation or Subsidiary), subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the option holder from the rate in existence at the time of the grant of an option. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination or cessation of employment for purposes of this Plan shall be determined by the Board of Directors.

18.  Other Employee Benefits.

         The amount of any compensation deemed to be received by an employee as a result of the exercise of an option or the sale of shares received upon such exercise will not constitute "earnings" with respect to which any other employee benefits of such employee are determined, including without limitation benefits under any pension, profit sharing, life insurance or salary continuation plan.

19. Definition of Subsidiary and Parent Corporation.

         (a) Subsidiary. The term "Subsidiary" as used in the Plan shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. For purposes of grants of non-statutory stock options only, the term "Subsidiary" shall also mean any partnerships or limited partnerships for which the Company or any Subsidiary controls 50% or more of the voting power of such partnership or limited partnership, or any corporation in an unbroken chain of Subsidiaries if each of the Subsidiaries other than the last Subsidiary in the unbroken chain either owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations or controls 50% or more of the voting power of any such partnership or limited partnership in such chain.

         (b) Parent Corporation. The term "Parent Corporation" as used in the Plan shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in such chain.

20.  Amendment of the Plan.

         The Board of Directors may at any time and from time to time modify, amend or terminate the Plan in any respect, except to the extent stockholder approval is required by law. The termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect his or her rights under an option previously granted to him or her. With the consent of the optionee affected, the Board of Directors may amend outstanding option agreements in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code.

21.  Withholding.

         The Company's obligation to deliver shares upon the exercise of any option granted under the Plan shall be subject to the optionee's satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

22.  Effective Date and Duration of the Plan.

         (a) Effective Date. The Plan shall become effective when adopted by the Board of Directors and approved by the Company's stockholders and shall not be effective unless and until so adopted and approved. Upon the effectiveness of the Plan, additional grants of options may not be made under the Company's 1998 Stock Option Plan.

         (b) Termination. Unless earlier terminated by the Board of Directors, the Plan shall terminate upon the earlier of (i) the close of business on March 10, 2009 or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of options granted under the Plan. If the date of termination is determined under (i) above, then options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options.


                                        Adopted on December 2, 1998
                                        by the Board of Directors
                                        of Ecogen Inc.